U.S. Securities and Exchange Commission
                                Washington, D.C. 20549

                                    FORM 8-K

                                CURRENT REPORT
      PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF
1934

   Date of Report (Date of earliest event reported):  December 1, 2005


                               ADA-ES, INC.
              ----------------------------------------------------
             (Exact name of registrant as specified in its charter)


          Colorado                 000-50216               84-1457385
----------------------------      -----------          -----------------
(State or other jurisdiction     (Commission          (I.R.S. Employer
       of incorporation)          File Number)        Identification No.)

               8100 SouthPark Way, B, Littleton, Colorado          80120
               ------------------------------------------         --------
                 (Address of principal executive offices)        (Zip Code)

Registrant's telephone number, including area code: (303)734-1727


                               Not Applicable
                              ----------------
         (Former name or former address, if changed since last  report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

/_/ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

/_/ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 40.14a-12)

/_/ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

/_/ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in
Fiscal Year

Effective December 1, 2005, by unanimous resolution, the Board of Directors of the Company amended the Company's Amended and Restated Bylaws ("Bylaws") as follows:(1) Article V, Section 2 to delete the first sentence (the language in that sentence limited the issuance of certificates for shares until the shares represented thereby were fully paid); (2) Article VI,
Section 1 to replace the word "director" in the parenthetical phrase of the first sentence with "such person", to add the word "in" between the words "him" and "connection" in the second sentence, and replace the word "a" with "the" between the words "of" and "corporation" in the second to last sentence of that Section; (3) Article VI, Section 5 to remove the phrase "for mandatory indemnification under Section 2 of this Article" from the first sentence; and (4) Article VII, Section 1 to add a comma between the words "employee" and "fiduciary" in the approximate middle of the first sentence. The Board amended the Bylaws to conform to the indemnification provisions of the Colorado Business Corporation Act.


Item 5.05 Amendments to the Registrant's Code of Ethics, or Waiver of a Provision of the Code of Ethics

Effective December 1, 2005, by unanimous resolution, the Board of Directors of the Company amended the Company's Code of Conduct which is applicable to the Company's Officers, Directors and employees and includes a code of ethics as defined in Item 406(b) of Regulation S-B. The revisions accumulated matters of conduct that were otherwise set forth in the employee handbook and significantly expanded the portions dealing with the Company's insider trading policy. A copy of the revised Code of Conduct has been posted on the Company's web site at www.adaes.com.

Item 9.01. Financial Statements and Exhibits

(d)
The following item is filed as an exhibit to this report:

3.1   ADA-ES, Inc. Amended and Restated Bylaws


SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                                      ADA-ES, Inc.
                                                      Registrant

Date:  December 5, 2005                          /s/ Mark H. McKinnies
                                              ----------------------
                                                 Mark H. McKinnies
                                             Chief Financial Officer

INDEX TO EXHIBITS




Exhibit No.                 Description
-----------               -----------------

3.1   ADA-ES, Inc. Amended and Restated Bylaws